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                                                                       Exhibit 1


                               U.S. $1,500,000,000
                        CONSOLIDATED NATURAL GAS COMPANY

                                Medium-Term Notes
                                    Series A


                             DISTRIBUTION AGREEMENT
                                   ----------

                                  May 22, 2002


Barclays Capital Inc.                     J.P. Morgan Securities Inc.
222 Broadway                              270 Park Avenue
New York, New York 10038                  New York, New York 10017

Lehman Brothers Inc.                      Merrill Lynch, Pierce, Fenner & Smith
745 Seventh Avenue                                    Incorporated
New York, New York 10019                  4 World Financial Center, Floor 15
                                          New York, New York 10080


Morgan Stanley & Co. Incorporated         Salomon Smith Barney Inc.
1585 Broadway                             388 Greenwich Street
New York, New York 10036                  New York, New York 10013




     The undersigned, Consolidated Natural Gas Company (the Company), hereby confirms its agreement with each of you with respect to the issuance and sale by the Company of the below-described Notes.

     Subject to the terms and conditions stated herein, the Company (i) hereby appoints each of Barclays Capital Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc., as an agent of the Company, for the purpose of soliciting and receiving offers to purchase such Notes from the Company by others, and (ii) hereby agrees that whenever the Company determines to sell such Notes directly to one or more of you as principal for resale to others it will, if requested by any of you to whom such Notes are to be sold, enter into a Terms Agreement relating to such sale in accordance with the provisions of Section 3(b) hereof. The Company reserves the right to sell such Notes directly on its own behalf to investors, and to or through any of you or any other person whom the Company may appoint as agent in the future. As used herein, the terms "Agent", "you", "your" and the like shall refer to each of Barclays Capital Inc., J.P.

Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc., and any other agent named by the Company who becomes a party to this Agreement, individually, and, as the context requires, to all of such firms collectively.

     1.   Description of Notes. The Company proposes to issue and sell up to
          --------------------
U.S. $1,500,000,000* aggregate principal amount of its Medium-Term Notes, Series A due 9 months or more from the date of issue (the Notes). The Notes will have the maturity ranges, interest rates per annum, redemption and repayment provisions and other terms specified from time to time in the Prospectus referred to below. The Notes are to be issued pursuant to the Company's Indenture, dated as of April 1, 2001, between the Company and the Bank One Trust Company, National Association, as Trustee (the Trustee), as previously supplemented, and as further supplemented by a Fourth Supplemental Indenture, dated as of May 1, 2002 (such Indenture, as supplemented, is referred to herein as the Indenture). All capitalized terms not defined herein have the meanings ascribed to them in the Indenture.

     2.   Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to you that:

          (a) The registration statement on Form S-3 (Reg. No. 333-85580) for the registration of debt securities, including the Notes, junior subordinated debentures and trust preferred securities and related guarantee under the Securities Act of 1933, as amended (the Securities
     Act), heretofore filed with the Securities and Exchange Commission (the Commission), has been declared effective. The registration statement, including all exhibits thereto, (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included as an exhibit) and the prospectus constituting a part of such registration statement, and any prospectus supplement relating to the Notes, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Act, the Securities Exchange Act of 1934, as amended (the Exchange Act) or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively. As used herein, the terms "Registration Statement" and "Prospectus" include all documents or portions thereof (including any Current Report on Form 8-K) incorporated therein by reference, and shall include any documents or portions thereof (including any Current Report on Form 8-K) filed after the date of such Registration Statement or Prospectus and incorporated therein by reference from the date of filing of such incorporated documents (collectively, the Incorporated Documents).

          (b) No order suspending the effectiveness of the Registration Statement or otherwise preventing or suspending the use of the Prospectus has

----------------------
* Or the equivalent in foreign currencies or composite currencies as specified in a pricing supplement (with U.S. dollars or such specified foreign currencies or composite currencies being referred to herein as the "Specified Currency").

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     been issued by the Commission and is in effect and no proceedings for that purpose are pending before or, to the knowledge of the Company, threatened by the Commission. The Registration Statement and the Prospectus comply in all material respects with the provisions of the Securities Act, the Exchange Act, the Trust Indenture Act of 1939, as amended (the Trust Indenture Act), and the related rules, regulations and releases of the Commission (the Rules and Regulations), and neither the Registration Statement on the date it was declared effective (the Effective Date) nor the Prospectus on the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representations and warranties in this Section 2 (b) shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by you or on behalf of any of you for use in the Registration Statement or Prospectus or to that part of the Registration Statement constituting the Trustee's Statement of Eligibility and Qualification under the Trust Indenture Act; and provided, further, that the foregoing representations and warranties are given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if such statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

          (c) The Indenture qualifies under, and conforms in all material respects to the requirements of, the Trust Indenture Act.

          (d) Deloitte & Touche LLP, who have audited certain of the Company's financial statements filed with the Commission and incorporated by reference in the Registration Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations relating to the Securities Act.

          (e) Except as reflected in, or contemplated by, the Registration Statement and Prospectus (exclusive of any amendments or supplements after the date hereof), since the respective most recent dates as of which information is given in the Registration Statement and Prospectus (exclusive of any amendments or supplements after the date hereof), there has not been any material adverse change or event which would result in a material adverse effect on the condition of the Company and its subsidiaries taken as a whole, financial or otherwise (a Material Adverse Effect). The Company and its subsidiaries taken as a whole has no material contingent liability which is not disclosed in the Registration Statement and the Prospectus.

          (f) The Company has taken all corporate action necessary to be taken by it to authorize the execution by it of this Agreement and the performance by it of all obligations on its part to be performed hereunder; and the consummation of

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     the transactions contemplated in this Agreement and in the Registration
     Statement (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement, the Indenture and the Notes do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations, and the Company has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement, except to the extent that the issuance of some or all of the Notes is not authorized by an order or orders of the Commission pursuant to the Public Utility Holding Company Act of 1935, as amended (the 1935 Act) in effect at the time of such issuance, in which case the Company will issue only an amount of Notes that is authorized by the order or orders of the Commission under the 1935 Act then in effect.

          (g) The Notes, upon issuance thereof, will conform in all respects to the terms of the relevant order or orders of the Commission pursuant to the 1935 Act then in effect with respect to the Notes.

          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined

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     pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

          (j) The Notes have been duly authorized by the Company for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes will be substantially in the form attached as Exhibits 4.2 and
     4.3 to the Company's Current Report on Form 8-K, filed with the Commission on or about May 22, 2002, and each holder of Notes will be entitled to the benefits of the Indenture.

          (k) The Peoples Natural Gas Company, The East Ohio Gas Company, Dominion Exploration & Production, Inc., Dominion Oklahoma Texas Exploration & Production, Inc. and Dominion Transmission, Inc. are the only Significant Subsidiaries of the Company as such term is defined in Rule 1-02 of Regulation S-X. All of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, and, the capital stock of each Significant Subsidiary is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, claim, encumbrance or equitable right.

          (l) The Company is not, and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" or a company "controlled" by an "investment company" which is required to be registered under the Investment Company Act of 1940, as amended.

     3.   Solicitations as Agent; Purchases as Principal.
          ----------------------------------------------

          (a)  Solicitations as Agent. On the basis of the representations and
               ----------------------
     warranties herein contained, but subject to the terms and conditions herein set forth, each of you agree, as agent of the Company, to use your best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus.

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                  The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes in any Specified Currency, for any period of time or permanently. Upon receipt of instructions from the Company, you will, as soon as practicable, but in no event later than one business day after receipt of instruction from the Company, suspend solicitation of offers to purchase the Notes from the Company until such time as the Company has advised you that such solicitation may be resumed.

                  The Company agrees to pay you a commission, at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by you, in an amount in U.S. dollars (which, in the case of Notes denominated in currency units or in currencies other than U.S. dollars, shall be based on the Exchange Rate (as defined below)) equal to the applicable percentage of the aggregate principal amount of each Note sold as set forth in Schedule A attached hereto.

                  Unless otherwise agreed to, as agent, you are authorized to solicit orders for the Notes at the principal amount thereof only in the denominations specified in the applicable pricing supplement (which will be either U.S. $25* or U.S. $1,000* and integral multiples of such denominations in excess thereof) at a purchase price equal to 100% of the principal amount thereof, unless otherwise specified in a supplement to the Prospectus. You shall communicate to the Company, orally or in writing, each offer to purchase Notes received by you as agent, other than those rejected by you. The Company shall have the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part. You shall have the right, in your discretion reasonably exercised, to reject any offer received by you to purchase the Notes, in whole or in part, and any such rejection shall not be deemed a breach of your agreement contained herein.

                  No Note which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold, by the Company until such Note shall have been delivered to the purchaser thereof against payment by such purchaser.

                  The "Exchange Rate" on a given date for a Specified Currency other than U.S. dollars means the noon dollar buying rate in New York City on such date for cable transfers for the Specified Currency as certified for customs purposes (or if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

                  (b) Purchases as Principal. Each sale of Notes to you as
                      ----------------------
         principal shall be made in accordance with the terms of this Agreement and a separate agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, you. Each such separate agreement (which may be oral or written, and which may be substantially in the form of Exhibit A hereto or which may take the form of an exchange of any standard form of written telecommunication between

-------------
* Or the equivalent of U.S. $25 or U.S. $1,000, as the case may be, in the Specified Currency.

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         you and the Company) is herein referred to as a "Terms Agreement". Your commitment to purchase Notes as principal, whether pursuant to a Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each agreement by you to purchase Notes as principal shall specify the principal amount of Notes to be purchased by you pursuant thereto, the price to be paid to the Company for such Notes, and such other terms, conditions and requirements as may be agreed upon between us. Each such agreement shall also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 7 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by you. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. You may utilize a selling or dealer group in connection with the resale of the Notes purchased by you as principal.

                  If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the "Defaulted Notes"), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

                  (1) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

                  (2) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

                  No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default. In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

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         4.       Administrative Procedures. Procedural details relating to the
                  -------------------------
issuance and delivery of Notes, the solicitation of offers to purchase by others, and purchase by you as principal, of Notes, and the payment in each case therefor, shall be agreed upon between the Company and each of you, as applicable (the Administrative Procedures), and shall be furnished to the Trustee. Each of you and the Company agree to perform, and the Company agrees to cause the Trustee to perform, the respective duties and obligations substantially as provided to be performed by each in the Administrative Procedures, attached hereto as Exhibit D, as amended from time to time.

         5.       Time and Place of Closing. The documents required to be
                  -------------------------
delivered on the "Closing Date" pursuant to Section 7 hereof shall be delivered at The James Center, Richmond, Virginia, at 10:00 a.m., Richmond, Virginia time, on May 22, 2002, or at such other time and/or place as you and the Company may agree upon in writing, the time and date of such delivery being herein called the "Closing Date".

         6.       Covenants of the Company.  The Company agrees that:
                  ------------------------

                  (a) On or prior to the Closing Date, the Company will deliver to you conformed copies of the Registration Statement as originally filed and of all amendments or supplements thereto, including any post-effective amendment (in each case including all exhibits filed therewith and including copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference unless specifically requested). After the Closing Date, the Company will deliver to you as many copies of the Registration Statement and Prospectus and of all amendments thereto (in each case without exhibits) as you may reasonably request for the purposes contemplated by the Securities Act or the Exchange Act.

                  (b) As soon as the Company is advised thereof, it will advise you orally of: (i) the issuance of any stop order under the Securities Act with respect to the Registration Statement, or the institution of any proceedings therefor of which the Company shall have received notice, and (ii) any change in the rating assigned by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act) to any debt securities (including the Notes) of the Company, or any notification from such an organization of any intended or potential downgrading or of any review for a possible change with possible negative implications in its ratings of such securities. The Company will use its best efforts to prevent the issuance of any stop order and to secure the prompt removal thereof, if issued.

                  (c) The Company will pay all expenses in connection with (i) the preparation and filing by it of the Registration Statement and Prospectus, (ii) the preparation, issuance and delivery of the Notes,
         (iii) any fees and expenses of the Trustee and (iv) the printing and delivery to you in accordance with this Agreement of copies of the Registration Statement and Prospectus (each as originally filed and as subsequently amended or supplemented). The Company also will pay all taxes, if any, on the issuance of the Notes. In addition, the Company will pay the reasonable fees and disbursements of your counsel, Troutman Sanders LLP, including fees and disbursements incurred in connection with qualifying the Notes under state securities or blue-sky laws or investment laws (if and to the extent such qualification is required by you or the Company), your reasonable out-of-pocket expenses in connection with the transactions contemplated hereby and your advertising expenses, which have been approved, in writing in advance, by the Company.

                  (d) The Company will furnish you with copies of each further amendment and supplement to the Prospectus in such quantities as you may from time to time reasonably request. If at any time when the delivery of the Prospectus shall be required by law in connection with the sale of any Note, any event relating to or affecting the Company, or of which the Company shall be advised in writing by you, shall occur, which in the opinion of the Company or of your counsel should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, the Company forthwith will (i) notify you to suspend solicitation of purchases of Notes and (ii) at its expense, prepare and furnish to you a reasonable number of copies of the supplement or supplements or the amendment or amendments to the Prospectus so that the Prospectus, as supplemented or amended, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered, not misleading or which will effect any other necessary compliance. During the period specified in the preceding sentence, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required to be filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act; provided, however, that the Company shall not file its reports on Forms 10-Q or 10-K, including any amendments thereto (other than amendments to Form 10-K filed solely pursuant to General Instruction A to Form 11-K), without also furnishing copies thereof to you and Troutman Sanders LLP. Notwithstanding any other provision of this Section 6(d), if before the earlier of: (i) the expiration of thirty (30) days after the Prospectus has been amended or (ii) the distribution of any Notes you may own as principal has been completed, an event described above in this Section 6(d) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to you; will supply such amended or supplemented Prospectus to you in such quantities as you may reasonably request; and will furnish to you pursuant to Sections 7(c), 7(d) and 7(h) such documents, certificates, opinions and letters as you may request in connection with the preparation and filing of such amendment or supplement.

                  (e) The Company will advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus relating to the Notes (other than by filing a document under the Exchange Act which will be incorporated by reference into the Registration Statement or Prospectus, or an amendment or supplement providing solely for a specification of the interest rates or other terms of the Notes commonly included in a pricing supplement, or an amendment or supplement relating solely to an offering of securities other than the Notes) and will afford you a reasonable opportunity to comment on any such proposed amendment or supplement.

                  (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company (which need not be audited, but which will comply with the provisions of Rule 158 under the Securities Act), covering each 12-month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" of the Registration Statement (as defined in such Rule
         158) with respect to each sale of Notes.

                  (g) The Company will use its best efforts promptly to do and perform all things to be done and performed by it hereunder prior to the Closing Date and to satisfy all conditions precedent to the delivery by it of the Notes.

                  (h) The Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Notes for offer and sale under the securities or blue-sky laws of such states as you may designate; provided, however, that the Company shall not be required in any state to qualify as a foreign corporation, or to file a general consent to service of process, or to submit to any requirements that it deems unduly burdensome.

                  (i) If required pursuant to the terms of a Terms Agreement, between the dates of any Terms Agreement and the settlement date with respect to such Terms Agreement, the Company will not, without your prior written consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company in a public offering which are substantially similar to the Notes.

                  (j) If the Company enters into any amendment to this Agreement, then such amendment shall be entered into by each of you; provided, however, that this Agreement may be terminated in accordance with Sections 7 or 12 herein as to any one of you without being terminated as to the others of you.

                  (k) If the Company adds a new agent with respect to the Notes, then such agent shall enter into an agreement substantially similar to this Agreement, as such may be amended from time to time.

         7.       Conditions of Your Obligations. Your obligations as agent of
                  -------------------------------
the Company to initiate solicitations of offers to purchase Notes and to continue such solicitations, as the case may be, and your obligations to purchase Notes as principal pursuant to any Terms Agreement or otherwise, shall be subject to the continuing accuracy of the representations and warranties on the part of the Company contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all covenants and agreements contained herein on its part to be performed and observed and to the following additional conditions:

                  (a) An order or orders of the Commission pursuant to the 1935 Act permitting the issuance and sale of the relevant amount of Notes shall be in full force and effect and shall contain no provision unacceptable to you or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to you, are deemed acceptable to you and the Company, and all provisions of such order or orders hereafter entered shall be deemed acceptable to you and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

                  (b) You shall receive on the Closing Date the opinion of Troutman Sanders LLP, dated the Closing Date, substantially in the form attached hereto as Exhibit B.

                  (c) You shall receive (i) on the Closing Date, (ii) on any date that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the specification of the variable terms of the Notes commonly included in a pricing supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), including an amendment effected by the filing of a document that is incorporated by reference into the Registration Statement or Prospectus (other than (A) a Current Report on Form 8-K containing only information responsive to Item 5 or Item 9 thereof, or Item 10 as proposed or substantially as proposed in Securities Act Release No. 33-8090 (Item 10), and any exhibits relating to such information, (B) the proxy materials of the Company that are distributed in connection with the annual meeting of shareholders and do not contain disclosures pursuant to Items 11, 12, 13, 14, 15 or 16 of Schedule 14A or (C) an amendment to the Company's annual report on Form 10-K filed solely pursuant to General Instruction A to Form 11-K) and (iii) each time, if so indicated in the applicable Terms Agreement or otherwise, the Company sells Notes to you as principal, the legal opinion of McGuireWoods LLP or other counsel satisfactory to you in your reasonable judgment, dated the Closing Date, the date of such amendment, supplement, incorporation by reference or settlement date, relating to a sale of Notes pursuant to a Terms Agreement or otherwise, as the case may be, substantially in the form attached hereto as Exhibit C. In lieu of such opinion to be delivered upon such amendment, supplement, incorporation by reference or settlement date relating to a sale of Notes under a Terms Agreement or otherwise, each counsel last furnishing such an opinion to you shall furnish you with a letter to the effect that you may rely upon such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

                  (d) You shall receive (i) on the Closing Date, (ii) on any date that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes), including an amendment effected by the filing of a document that is incorporated by reference into the Registration Statement or Prospectus (other than (A) a Current Report on Form 8-K containing only information responsive to Item 5,
         Item 9 or Item 10, thereof and any exhibits relating to such information or (B) the proxy materials of the Company that do not contain disclosures pursuant to Items 11, 12, 13, 14, 15 or 16 of
         Schedule 14A) and (iii) each time, if so indicated in the applicable Terms Agreement or otherwise, the Company sells Notes to you as principal, from Deloitte & Touche LLP, or another independent public accounting firm satisfactory to you, a letter addressed to you, dated the Closing Date, the date of such amendment, supplement, incorporation or settlement date relating to a sale pursuant to a Terms Agreement or otherwise, as the case may be, containing statements and information of the type ordinarily included in accountants' SAS 72 "comfort letters" to underwriters with respect to financial statements and certain financial information contained or incorporated by reference into the Prospectus, including any pro forma financial information.

                  (e) Since the date of the most recent audited or unaudited financial statements included in or incorporated by reference in the Registration Statement and Prospectus, and, in the case of your obligation to solicit offers to purchase Notes, up to the time of such solicitations or since the date of any agreement by you to purchase Notes as principal and, in the case of your obligation to purchase Notes as principal, up to the settlement date relating to such purchase pursuant to a Terms Agreement or otherwise, there shall not have been any material adverse change or event which would result in a Material Adverse Effect.

                  (f) Since the respective most recent dates as of which information is given (i) in the Registration Statement and Prospectus, as amended or supplemented through the date of this Agreement, including by incorporation by reference therein, and up to the Closing Date, the Company shall not have any material contingent liability, except as reflected in or contemplated by the

         Registration Statement or Prospectus as so amended or supplemented,
         (ii) in the Registration Statement and Prospectus as amended or supplemented through the date of any agreement by you to purchase Notes as principal, including by incorporation by reference, and prior to each corresponding settlement date, the Company shall not have any material contingent liability, except as reflected in or contemplated by the Registration Statement or Prospectus as so amended or supplemented.

                  (g) The representations and warranties of the Company in this Agreement shall be true and correct and the Company shall have performed all obligations and satisfied all conditions required of it under this Agreement (i) on the Closing Date and (ii) on any date that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the specification of the variable terms of the Notes commonly included in a pricing supplement or an amendment or supplement relating solely to an offering of securities other than the Notes), including an amendment effected by the filing of a document that is incorporated by reference into the Registration Statement or Prospectus (other than (A) a Current Report on Form 8-K containing only information responsive to
         Item 5, Item 9, or Item 10 thereof and any exhibits relating to such information, (B) the proxy materials of the Company that are distributed in connection with the annual meeting of shareholders and do not contain disclosures pursuant to Items 11, 12, 13, 14, 15 or 16 of Schedule 14A or (C) an amendment to the Company's annual report on Form 10-K filed solely pursuant to General Instruction A to Form 11-K) and (iii) each time, if so indicated in the applicable Terms Agreement or otherwise, the Company sells Notes to you as principal.

                  (h) On the Closing Date and on any applicable date referred to in Section 7(g)(ii) or (iii) hereof, as the case may be, you shall have received a certificate, signed by the Chairman of the Board, the President or any Vice President of the Company, it being understood that such certificate shall relate to the Registration Statement and Prospectus as amended or supplemented to the date of such certificate.

                  (i) All legal proceedings to be taken in connection with the transactions contemplated by this Agreement shall have been satisfactory to Troutman Sanders LLP.

                  In case any of the conditions specified above in this Section 7 shall not have been fulfilled, this Agreement may be terminated by any of you, as to yourself only, upon mailing or delivering written notice thereof to the Company; provided, however, that it shall not be considered a failure to fulfill the conditions specified in Sections 7(c), 7(d) or 7(h) above if the Company temporarily suspends its obligations under such sections in accordance with
Section 7A below. Any termination pursuant to the preceding sentence shall be without liability of the terminating party and the Company to each other, except as otherwise provided in Sections 6(c), 9(e) and 10 hereof.

         7A.      Temporary Suspension of Certain Obligations. After the Closing
                  -------------------------------------------
Date, if the Company shall determine that it does not intend to be in the market with respect to the Notes during the three months after the date of filing of a quarterly report on Form 10-Q, an annual report on Form 10-K, or an amendment thereto, the Company may deliver to each of you a notice, which shall be dated the date of delivery thereof to each of you, to such effect (a Notice of Temporary Suspension), in which event the obligations of the Company pursuant to Sections 7(c), 7(d) and 7(h) with respect to such filings shall be deemed suspended until such time as the Company notifies each of you that it wishes to re-enter the market with respect to the Notes (which could be earlier than three months after the date of the Notice of Temporary Suspension) and delivers to each of you the documents required by Sections 7(c), 7(d) and 7(h), but dated as of the date the Company re-enters the market with respect to the Notes.

         8.        Additional Covenant of the Company. The Company agrees that
                   ----------------------------------
each acceptance by it of an offer for the purchase of Notes hereunder shall be deemed to be an affirmation to you that the representations and warranties of the Company contained in this Agreement are true and correct as of the date of such acceptance as though made at and as of such time, and a covenant that such representations and warranties will be true and correct as of the date of delivery to the purchaser or the purchaser's agent of the Note or Notes relating to such acceptance and, in the case of your obligation to purchase Notes as principal, as of the settlement date relating to such purchase pursuant to a Terms Agreement or otherwise, as though made at and as of each such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to each such date).

         9.       Indemnification and Contribution.
                  --------------------------------

                  (a) The Company agrees to indemnify and hold harmless you, your officers and directors and each person who controls you within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which you or any of them may become subject under the Securities Act, the Exchange Act or any other statute or common law and to reimburse you and each of your officers, directors and controlling persons for any legal or other expenses (including, to the extent hereinafter provided, reasonable outside counsel fees) incurred by you or them in connection with investigating or defending any such losses, claims, damages, liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, in either such document as originally filed or as amended or supplemented (if such amendments or supplements thereto shall have been furnished pursuant to Section 2(a) hereof), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by any of you or on behalf of any of you for use in the Registration Statement or any amendment thereto, in the Prospectus or in any supplement thereto. The indemnity agreement of the Company contained in this Section 9(a) and the representations and warranties of the Company contained in Section 2 hereof shall remain operative and in full force and effect, regardless of any investigation made by you or on behalf of you or any such controlling person, and shall survive the delivery of the Notes.

                  (b) Each of you agree, severally and not jointly, to indemnify and hold harmless the Company, its officers and directors and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable outside counsel fees) incurred by them in connection with investigating or defending any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as originally filed or as amended or supplemented (if such amendments or supplements thereto shall have been furnished pursuant to Section 6(a) hereof) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Company by you or on your behalf for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The indemnity agreement of each of you contained in this Section 9(b) shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any such controlling person, and shall survive the delivery of the Notes.

                  (c) Each of you and the Company agree that, upon the receipt of notice of the commencement of any action against the Company or any of its officers or directors, or any person controlling the Company, or against you, your officers, directors or any controlling person as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, you or the Company, as the case may be, will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party or parties otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and reasonably satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional outside counsel retained by them; provided that, if the defendants (including impleaded parties) in any such action include both the indemnified party and the indemnifying party (or parties) and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (or parties), the indemnified party shall have the right to select separate counsel to assert and direct such different or additional legal defenses and to participate otherwise in the defense of such action on behalf of such indemnified party. The indemnifying party shall bear the reasonable fees and expenses of outside counsel retained by the indemnified party if (i) the indemnified party shall have retained such counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel), representing the indemnified parties under Section 9(a) or 9(b), as the case may be, who are parties to such action), (ii) the indemnifying party shall have elected not to assume the defense of such action, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iv) the indemnifying party has authorized the employment of outside counsel for the indemnified party at the expense of the indemnifying party. Notwithstanding the foregoing sentence, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (such consent not to be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such a proceeding), by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under
     Section 9(a) or 9(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of any of you participating in the transaction at issue, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations, including relative benefit. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by you on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if all of you were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of you under this Section 9(d) to contribute are several in proportion to the respective purchases made by or through you to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

          (e) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     10.  Representations, Warranties and Agreements to Survive Delivery. All
          --------------------------------------------------------------
representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant to this Agreement shall remain operative and in full force and effect regardless of any investigation made by you or on your behalf or on behalf of any controlling person of you, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

     11.  Status as Agent. In soliciting offers by others to purchase Notes from
          ---------------
the Company, you are acting solely as agent for the Company, and not as principal. You will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been accepted by the Company, but you shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold you harmless against any loss, claim or damage arising from or as a result of such default by the Company.

     12. Termination. This Agreement may be terminated for any reason, at any
         -----------
time by any of you as to the Company or by the Company as to any of you upon the giving by the terminating party of five (5) business days' written notice of such termination to the other parties hereto. Each of you may also terminate any agreement by you to purchase Notes as principal, immediately upon notice to the Company, at any time at or prior to the settlement date relating thereto if during such period (a) there shall have occurred any material adverse change in the financial markets in the United States or in the financial markets of the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of the relevant Agent (which shall be the lead manager(s) in the case of a syndicated transaction) impracticable or inadvisable to market the Notes or enforce contracts for the sale of Notes on the terms and in the manner contemplated in the Prospectus, or (b) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or any limitation on prices in such trading or any restrictions on the distribution of securities are established by either of such exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared either by federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable, or (c) after the acceptance by you of such agreement to purchase Notes as principal and at or prior to the settlement date relating thereto, the Company shall have sustained a substantial loss by fire, flood, accident or other calamity which in the judgment of the relevant Agent (which shall be the lead manager(s) in the case of a syndicated transaction) renders it inadvisable to consummate the sale of the Notes and the delivery of the Notes upon the terms set forth in such agreement, regardless of whether or not such loss shall have been insured, or
(d) there shall have occurred a downgrading in the rating accorded the Company's unsecured debt securities by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act) or such an organization shall have given notice of any intended or potential downgrading or of any review for a possible change with possible negative implications in its ratings of such securities.

     In the event of any such termination, neither the terminating party nor the terminated party shall have any liability to the other except as provided in the third full paragraph of Section 3(a), Section 6(c), Section 9 and Section 10 and except that, if at the time of termination you shall own any of the Notes with the intention of reselling them or an offer for the purchase of Notes shall have been accepted by the Company but the time of delivery to the purchaser or such purchaser's agent of the Note or Notes relating thereto shall not yet have occurred, you shall comply with the Administrative Procedures, and the Company shall also have the obligations provided in Sections 7(c) through (h) and Section 8 hereof until such Notes have been resold or delivered, as the case may be; provided, however, that the Company's obligation to comply with the provisions of Sections 7(c) through (h) and Section 8 hereof as set forth in the immediately preceding clause of this sentence shall be subject to the following conditions: (i) no stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date, and (ii) at the Closing Date, except as provided in Section 3(f) herein, an order or orders of the Commission pursuant to the 1935 Act permitting the issuance and sale of the Notes substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to you or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to you, are deemed acceptable to you and the Company, and all provisions of such order or orders hereafter entered shall be deemed acceptable to you and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

     13.  Miscellaneous. The validity and interpretation of this Agreement shall
          -------------
be governed by the laws of the State of New York. This Agreement shall inure to your benefit, the benefit of the Company and, with respect to the provisions of
Section 9 hereof, each person who controls you and each of your officers and directors and each controlling person and each officer and director of the Company referred to in Section 9, and their respective successors, assigns, executors and administrators. Nothing in this Agreement is intended or shall be construed to give to any person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any of the purchasers, as such, of any of the Notes.

     14.  Notices. Except as otherwise specifically provided herein or in the
          -------
Administrative Procedures, all communications hereunder shall be in writing and, if to you, shall be sent by facsimile transmission, registered mail or delivered to the address set forth under your signature below and, if to the Company, shall be sent by facsimile transmission, registered mail or delivered to it, attention of Treasurer, Consolidated Natural Gas Company, 120 Tredegar Street, Richmond, Virginia 23219 (facsimile: (804) 819-2211).

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                                       19

     Please sign and return to us a counterpart of this letter, whereupon this letter will become a binding agreement between the Company and you in accordance with its terms.

                                                Very truly yours,

                                                CONSOLIDATED NATURAL GAS COMPANY



                                                By:  /s/ James P. Carney
                                                   -----------------------------
                                                Name: James P. Carney
                                                     ---------------------------
                                                Title: Assistant Treasurer
                                                      --------------------------






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                                       20

The foregoing agreement is
hereby confirmed and accepted,
as of the date first above written.

BARCLAYS CAPITAL INC.


By: /s/ Jim Glascott
   -------------------------------
        Authorized Signatory
Name: Jim Glascott
     -----------------------------
Title: Managing Director
      ----------------------------

Addresses for Notices:

Barclays Capital Inc.
222 Broadway
New York, New York 10038
Attn:  Mr. Jim Glascott
       Managing Director
       Telephone: (212)412-2356
       Facsimile: (212)412-1615

with a copy to:
Barclays Capital Inc.
Attn: Annie Hsu, 10/th/ Floor
222 Broadway
New York, New York 10038
       Telephone:  (212)412-2947
       Facsimile:  (212)412-1081

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                                       21

The foregoing agreement is
hereby confirmed and accepted,
as of the date first above written.

J.P. MORGAN SECURITIES INC.


By:  /s/ Peter Madonia
   -------------------------------
         Authorized Signatory
Name: Peter Madonia
     -----------------------------
Title: Managing Director
      ----------------------------


Addresses for Notices:

J.P. Morgan Securities Inc.
270 Park Avenue
8th Floor
New York, New York 10017
Attn:  Mr. Peter Madonia
       Telephone: (212) 834-3808
       Facsimile: (212) 834-6170

With a copy to:
J.P. Morgan Securities Inc.
270 Park Avenue, 7th Floor
New York, New York 10017
Attn:  Transaction Execution Group
       Telephone:  (212)834-5710
       Facsimile:  (212)834-6702

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                                       22

The foregoing agreement is
hereby confirmed and accepted,
as of the date first above written.

LEHMAN BROTHERS INC.



By:  /s/ Martin Goldberg
   -------------------------------
        Authorized Signatory
Name: Martin Goldberg
     -----------------------------
Title: Sr. Vice President
      ----------------------------

Address for Notices:

Lehman Brothers Inc.
745 Seventh Avenue
3rd Floor
New York, New York 10019
Attn:  Fixed Income Syndicate- Medium Term Notes Desk
       Telephone:  (212)526-9664
       Facsimile:  (212)526-0943

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                                       23

The foregoing agreement is
hereby confirmed and accepted,
as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By:  /s/ Scott G. Primrose
   -------------------------------
         Authorized Signatory
Name:  Scott G. Primrose
     -----------------------------
Title:  Authorized Signatory
      ----------------------------


Address for Notices:

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
4 World Financial Center, Floor 15
New York, New York 10080
Attn:  Global Transaction Management Group
       Telephone:  (212)449-7476
       Facsimile:  (212)449-2234

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                                       24

The foregoing agreement is
hereby confirmed and accepted,
as of the date first above written.

MORGAN STANLEY & CO. INCORPORATED


By: /s/ Harold J. Hendershot III
   -------------------------------
        Authorized Signatory
Name: Harold J. Hendershot
     -----------------------------
Title: Executive Director
      ----------------------------

Addresses for Notices:

Morgan Stanley & Co. Incorporated
1585 Broadway- 2nd Floor
New York, New York 10036
Attn:  Manager - Continuously Offered Products
       Telephone: (212)761-4000
       Facsimile: (212)761-0780

Morgan Stanley & Co. Incorporated
1585 Broadway - 29th Floor
New York, New York  10036
Attn:  Peter Cooper, Investment Banking Information Center
       Telephone:  (212)761-8385
       Facsimile:  (212)761-0260

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                                       25

The foregoing agreement is
hereby confirmed and accepted,
as of the date first above written.

SALOMON SMITH BARNEY INC.


By:  /s/ Arthur Tildesley
   -------------------------------
        Authorized Signatory
Name: Arthur Tildesley
     -----------------------------
Title: Managing Director
      ----------------------------

Address for Notices:

Salomon Smith Barney Inc.
Medium-Term Note Department
388 Greenwich Street
New York, New York 10013
       Telephone:  (212)816-5831
       Facsimile:  (212)816-0949

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                                       26

                                   SCHEDULE A

         The Company will pay each Agent a commission, at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to the following percentage of the aggregate principal amount of such Notes sold:

                                                                       Percentage of Aggregate
                                                                          Principal Amount
         Maturity Ranges                                                    of Notes Sold
         ---------------                                      --------------------------------------
         More than 9 months to less than 1 year                              .125%
         From 1 year to less than 18 months                                  .150%
         From 18 months to less than 2 years                                 .200%
         From 2 years to less than 3 years                                   .250%
         From 3 years to less than 4 years                                   .350%
         From 4 years to less than 5 years                                   .450%
         From 5 years to less than 6 years                                   .500%
         From 6 years to less than 7 years                                   .550%
         From 7 years to less than 10 years                                  .600%
         From 10 years to less than 15 years                                 .625%
         From 15 years to less than 20 years                                 .700%
         From 20 years to 30 years                                           .750%
         More than 30 years                                                As agreed

                                    EXHIBIT A

                        CONSOLIDATED NATURAL GAS COMPANY

                           MEDIUM-TERM NOTES, SERIES A

                             FORM OF TERMS AGREEMENT

                                     (Date)

Consolidated Natural Gas Company
120 Tredegar Street
Richmond, Virginia 23219
Attention:  Treasurer

Re:      Distribution Agreement dated May 22, 2002

         The undersigned agrees to purchase the following principal amount of Notes, subject to the following terms, where applicable:

         $___________________
         (or principal amount of foreign or composite currency)

         Minimum Denomination:

         Interest Rate or Formula:
                If Fixed Rate Note,
                    Fixed Rate:
                    Interest Payment Dates:

                If Floating Rate Note,
                  ___ Regular Floating Rate Note
                  ___ Inverse Floating Rate Note
                  ___ Floating/Fixed Rate Note

                    Base Rate or formula:
                    Spread and/or Spread Multiplier, if any:
                    Initial Interest Rate, if any:
                    Initial Interest Reset Date:
                    Interest Reset Dates:
                    Interest Payment Dates:
                    Index Currency, if any:
                    Index Maturity:
                    Maximum Interest Rate, if any:
                    Minimum Interest Rate, if any:
                    Fixed Rate Commencement Date, if any:
                    Fixed Interest Rate, if any:
                    Day Count Convention:
                    Calculation Agent:

         If Redeemable at the Option of the Company,
                Initial Redemption Date:
                Initial Redemption Percentage:   ____ % of par
                Annual Redemption Percentage Reduction:
                Limitation Date:
                Refunding Rate:

         If Repayment at the Option of the Holder, Repayment Date(s):
                Repayment Rate(s):

         Original Issue Date:
         Stated Maturity:
         Purchase Price:   _____% of par
         Specified Currency:
         Settlement Date and Time:

         Requirements pursuant to Section 6(i) of the Distribution Agreement, if any:

         Additional/Other Terms:

         Requirements pursuant to Sections 7(h), (c) and (d) of the Distribution Agreement (check any that apply):

                  ___ Officer's Certificate
                  ___ Legal Opinion
                  ___ Comfort Letter

                                       -----------------------------------------
                                       [Name of Agent Purchasing as Principal]

                                       By: _____________________________________
                                       Name:____________________________________
                                       Title:___________________________________

Accepted:

CONSOLIDATED NATURAL GAS COMPANY

By: ______________________________________
Name:_____________________________________
Title:____________________________________

                                    EXHIBIT B

                            PROPOSED FORM OF OPINION
                                       OF
                              TROUTMAN SANDERS LLP


                        CONSOLIDATED NATURAL GAS COMPANY

                 U.S. $1,500,000,000 Medium-Term Notes, Series A

                                  May 22, 2002

Barclays Capital Inc.                      J.P. Morgan Securities Inc.
222 Broadway                               270 Park Avenue
New York, New York  10038                  New York, New York  10017

Lehman Brothers Inc.                       Merrill Lynch, Pierce, Fenner & Smith
745 Seventh Avenue                                           Incorporated
New York, New York  10019                  4 World Financial Center, Floor 15
                                           New York, New York 10080

Morgan Stanley & Co. Incorporated          Salomon Smith Barney Inc.
1585 Broadway                              388 Greenwich Street
New York, New York  10036                  New York, New York  10013


Dear Ladies and Gentlemen:

         We have acted as counsel for you in connection with arrangements for the issuance by Consolidated Natural Gas Company (the Company) of up to U.S. $1,500,000,000 aggregate principal amount of its Medium-Term Notes, Series A due 9 months or more from the date of issue (the Notes) under and pursuant to the Company's Indenture, dated as of April 1, 2001, between the Company and Bank One Trust Company, National Association, as Trustee (the Trustee), as previously supplemented, and as further supplemented by a Fourth Supplemental Indenture, dated as of May 1, 2002 (such Indenture, as supplemented, is referred to herein as the Indenture), and the offering of the Notes by you pursuant to a Distribution Agreement, dated May 22, 2002, by and between you and the Company (the Distribution Agreement). All terms not otherwise defined herein shall have the meanings set forth in the Distribution Agreement.

         We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and of the Trustee, and other documents, as we have deemed necessary as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Trustee and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned. All legal proceedings taken as of the date hereof in connection with the transactions contemplated by the Distribution Agreement have been satisfactory to us.

         In addition, we attended the closing held today at the offices of McGuireWoods LLP, 901 E. Cary Street, Richmond, Virginia, at which the Company satisfied the conditions contained in Section 7 of the Distribution Agreement which are required to be satisfied as of the Closing Date.

         Based upon the foregoing, and having regard to legal considerations which we deem relevant, as of the date hereof, we are of the opinion that:

         A. The Company is a corporation duly incorporated and existing as a corporation in good standing under the laws of Delaware and has the corporate power to transact its business as described in the Prospectus.

         B. An appropriate order of the Commission with respect to the sale of the Notes under the Public Utility Holding Company of 1935, as amended, has been issued, and such order remains in effect at this date and constitutes valid and sufficient authorization for the sale of the Notes as contemplated by the Distribution Agreement. No approval or consent by any public regulatory body, other than such order and notification of effectiveness by the Commission is legally required in connection with the sale of the Notes as contemplated by the Distribution Agreement (except to the extent that compliance with the provisions of securities or blue sky laws of certain states may be required in connection with the sale of the Notes in such states) and the carrying out of the provisions of the Distribution Agreement.

         C. The Distribution Agreement has been duly authorized by all necessary corporate action and has been duly executed and delivered by the Company.

         D. The Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and constitutes a valid and binding obligation of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

         E. The Notes have been duly authorized by the Company and, when executed by the Company and completed and authenticated by the Trustee in accordance with the Indenture and delivered and paid for as provided in the Distribution Agreement, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

         F. The Registration Statement with respect to the Notes filed pursuant to the Securities Act has become effective and remains in effect at this date, and the Prospectus may lawfully be used for the purposes specified in the Securities Act in connection with the offer for sale and the sale of Notes in the manner therein specified.

         G. The Registration Statement and the Prospectus (except that we express no comment or belief with respect to any historical or pro forma financial statements and schedules and other financial or statistical information contained or incorporated by reference in the Registration Statement or Prospectus) comply as to form in all material respects to the requirements of the Securities Act, and to the applicable rules and regulations of the Commission thereunder.

         H. As to the statements relating to the Notes under DESCRIPTION OF DEBT SECURITIES and ADDITIONAL TERMS OF SENIOR DEBT SECURITIES in the prospectus initially filed as part of the Registration Statement, as supplemented by the statements under DESCRIPTION OF THE NOTES in the prospectus supplement dated May 22, 2002 (the Prospectus Supplement), we are of the opinion that the statements are accurate and do not omit any material fact required to be stated therein or necessary to make such statements not misleading.

         As to the statistical statements in the Registration Statement (which includes statistical statements in the Incorporated Documents), we have relied solely on the officers of the Company. We have not undertaken to determine independently the accuracy or completeness of the statements contained or incorporated by reference in the Registration Statement or in the Prospectus. We accordingly assume no responsibility for the accuracy or completeness of the statements made in the Registration Statement, except as stated above in the preceding paragraph in regard to the captions set forth in such proceeding paragraph. We note that the Incorporated Documents were prepared and filed by the Company without our participation. We have, however, participated in conferences with counsel for and representatives of the Company in connection with the preparation of the Registration Statement, the Prospectus as it was initially issued and as has been supplemented or amended, and we have reviewed the Incorporated Documents and such of the corporate records of the Company as we deemed advisable. None of the foregoing disclosed to us any information that gives us reason to believe that the Registration Statement contained on the date the Registration Statement became effective, or the Prospectus contained on the date it was issued or the date it was supplemented or amended, or that the Registration Statement or the Prospectus (in all cases, excepting the financial statements and schedules and other financial information contained or incorporated therein by reference and any pro forma financial information (and notes thereto) included or incorporated by reference therein, as to which we express no belief) contains on the date hereof, any untrue statement of any material fact or omitted or omits on the date hereof to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing assurance is provided on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus prior to the date of the Distribution Agreement.

         We do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia, the State of Delaware, the State of New York and the United States of America. This opinion may not be relied upon by, nor may copies be delivered to, any person without our prior written consent.

                                            Very truly yours,



                                            TROUTMAN SANDERS LLP

                                    EXHIBIT C

                            PROPOSED FORM OF OPINION
                                       OF
                                MCGUIREWOODS LLP


                        CONSOLIDATED NATURAL GAS COMPANY

                 U.S. $1,500,000,000 Medium-Term Notes, Series A

                                  May 22, 2002



Barclays Capital Inc.                    J.P. Morgan Securities Inc.
222 Broadway                             270 Park Avenue
New York, New York 10038                 New York, New York 10017

Lehman Brothers Inc.                     Merrill Lynch, Pierce, Fenner & Smith
745 Seventh Avenue                                   Incorporated
New York, New York 10019                 4 World Financial Center, Floor 15
                                         New York, New York 10080


Morgan Stanley & Co. Incorporated        Salomon Smith Barney Inc.
1585 Broadway                            388 Greenwich Street
New York, New York 10036                 New York, New York 10013



Dear Ladies and Gentlemen:

     The arrangements for issuance of up to U.S. $1,500,000,000 aggregate principal amount of Medium-Term Notes, Series A due 9 months or more from the date of issue (the Notes) of Consolidated Natural Gas Company (the Company) under the Company's Indenture, dated as of April 1, 2001, between the Company and Bank One Trust Company, National Association, as Trustee (the Trustee), as previously supplemented, and as further supplemented by a Fourth Supplemental Indenture, dated as of May 1, 2002 (such Indenture, as supplemented, is referred to herein as the Indenture), pursuant to a Distribution Agreement, dated May 22, 2002, by and between you and the Company (the Distribution Agreement), have been taken under our supervision as counsel for the Company. Terms not otherwise defined herein have the meanings set forth in the Distribution Agreement.

     We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and of the Trustee, and other documents, as we have deemed it necessary to require as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Trustee and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned. All legal proceedings taken as of the date hereof in connection with the transactions contemplated by the Distribution Agreement have been satisfactory to us.

     On this basis, as of the date hereof, we are of the opinion that:

     1. The Company has been duly incorporated and is validly existing as a corporation under the laws of Delaware, and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Distribution Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

     2. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than those required under the Public Utility Holding Company Act of 1935, the Securities Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states) is necessary or required in connection with the due authorization, execution and delivery of the Distribution Agreement or the due execution, delivery or performance of the Indenture by Dominion or for the offering, issuance, sale or delivery of the Notes. An appropriate order or orders of the Commission with respect to the sale of the Notes under the Public Utility Holding Company Act of 1935 has been issued, and such order or orders remains in effect at this date and constitutes valid and sufficient authorization for the sale of the Notes as contemplated by the Distribution Agreement.

     3. The Distribution Agreement has been duly authorized by all necessary corporate action and has been duly executed and delivered by the Company.

     4. The Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and constitutes a valid and binding obligation of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

     5. The Notes have been duly authorized by the Company and, when duly executed by the Company and completed and authenticated by the Trustee in accordance with the Indenture and issued, delivered and paid for in accordance with the Distribution Agreement, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

     6. The Registration Statement with respect to the Notes filed pursuant to the Securities Act has become effective and remains in effect at this date, and the Prospectus may lawfully be used for the purposes specified in the Securities Act in connection with the offer for sale and the sale of the Notes in the manner therein specified.

     7. The Registration Statement and the Prospectus (except the financial statements, any pro forma information and schedules contained or incorporated by reference therein, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, and to the applicable rules and regulations of the Commission thereunder.

     8. We are of the opinion that the statements relating to the Notes under DESCRIPTION OF DEBT SECURITIES and ADDITIONAL TERMS OF SENIOR DEBT SECURITIES in the prospectus initially filed as part of the Registration Statement, as all or any of them have been supplemented by the statements under DESCRIPTION OF THE NOTES in the prospectus supplement dated May 22, 2002, are substantially accurate and fair.

     9. With regard to the discussion in the Prospectus Supplement under the caption CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS, we are of the opinion that under current United States federal income tax law, although the discussion does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Notes, such discussion constitutes a fair and accurate summary of the matters discussed therein in all material respects. In rendering the aforementioned tax opinion, we have considered the current provisions of the Internal Revenue Code of 1986, as amended, proposed and final Treasury regulations promulgated thereunder, judicial decisions and Internal Revenue Service rulings, all of which are subject to change, which changes may be retroactively applied. A change in the authorities upon which our opinion is based could affect our conclusions. There can be no assurance, moreover, that any of the opinions expressed herein will be accepted by the Internal Revenue Service, or, if challenged, by a court.

     10. There are no actions, suits or proceedings pending or, to the best of our knowledge, threatened, to which the Company or one of its subsidiaries is a party or to which any of the Company's or any of its subsidiaries' properties is subject, other than any proceedings described in the Prospectus and proceedings which we believe are not likely to have a material adverse effect on the power or ability of the Company to perform its obligations under the Distribution Agreement or to consummate the transactions contemplated thereby or by the Prospectus.

     We have participated in conferences with officers and other representatives of the Company and your representatives at which the contents of the Registration Statement and the Prospectus were discussed, and we have consulted with officers and other employees of the Company to inform them of the disclosure requirements of the Securities Act. We have examined various reports, records, contracts and other documents of the Company and orders and instruments of public officials, which our investigation led us to deem pertinent. In addition, we attended the due diligence meetings with representatives of the Company and the closing at which the Company satisfied the conditions contained in Section 7 of the Distribution Agreement. We have not, however, undertaken to make any independent review of other records of the Company which our investigation did not lead us to deem pertinent. As to the statistical statements in the Registration Statement (which includes the Incorporated Documents), we have relied solely on the officers of the Company. We accordingly assume no responsibility for the accuracy or completeness of the statements made in the Registration Statement, except as stated above. Such conferences, consultation, examination and attendance disclosed to us no information with respect to such other matters that gives us reason to believe that the Registration Statement contained on the date the Registration Statement became effective, or the Prospectus contained on the date it was issued, or that the Registration Statement or the Prospectus (in each case, except with respect to the financial statements and schedules and other financial information contained or incorporated by reference in the Registration Statement or the Prospectus) contains on the date hereof, any untrue statement of a material fact or omitted on such date or omits on the date hereof to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing assurance is provided on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus prior to the date of the Purchase Agreement.

     We do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia, the State of Delaware, the State of New York and the United

States of America. This opinion may not be relied upon by, nor may copies be delivered to, any person without our prior written consent.

                                    Yours very truly,



                                    MCGUIREWOODS LLP

                                    EXHIBIT D

                        CONSOLIDATED NATURAL GAS COMPANY

                            ADMINISTRATIVE PROCEDURES

          for Fixed Rate and Floating Rate Medium-Term Notes, Series A
                           (Dated as of May 22, 2002)

         Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes") are to be offered on a continuous basis by CONSOLIDATED NATURAL GAS COMPANY, a Delaware corporation (the "Company"), to or through Barclays Capital Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, and Salomon Smith Barney Inc. (each, an "Agent" and, collectively, the "Agents") pursuant to a Distribution Agreement, dated May 22, 2002 (the "Distribution Agreement"), by and among the Company and the Agents. The Distribution Agreement provides for the sale of Notes by the Company to one or more of the Agents as principal for resale to investors and other purchasers, for the sale of Notes by the Company through one or more of the Agents who solicit offers to purchase the Notes and receive a commission (as may from time to time be agreed to by the Company and the related Agent or Agents) and for the sale of Notes by the Company directly to investors.

         Unless otherwise agreed by the related Agent or Agents and the Company, Notes will be purchased by the related Agent or Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agent or Agents and the Company (which terms shall be agreed upon orally, with written confirmation prepared by the related Agent or Agents and mailed to the Company). If agreed upon by any Agent or Agents and the Company, the Agent or Agents, acting solely as agent or agents for the Company and not as principal, will use best efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role to be performed by the related Agent or Agents shall apply to the offer and sale of the relevant Notes.

         The Notes will be issued as a series of debt securities under an Indenture, dated as of April 1, 2001, between the Company and Bank One Trust Company, National Association, as trustee (together with any successor in such capacity, the "Trustee") as previously supplemented and as further supplemented by a Fourth Supplemental Indenture, dated as of May 1, 2002 (such Indenture as supplemented is referred to herein as the "Indenture"). The Company has filed a Registration Statement with the Securities and Exchange Commission (the "Commission") registering, among other securities, debt securities (which includes the Notes) (the "Registration Statement", which term shall include any additional registration statements filed in connection with the Notes). The most recent base prospectus deemed part of the Registration Statement, as supplemented with respect to the Notes, is herein referred to as "Prospectus". The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement".

         The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes without coupons (each, a "Global Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser.

         General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                   PART I: PROCEDURES OF GENERAL APPLICABILITY

Date of Issuance/
  Authentication:                       Each Note will be dated as of the date
                                        of its authentication by the Trustee.
                                        Each Note shall also bear an original
                                        issue date (each, an "Original Issue
                                        Date"). The Original Issue Date shall
                                        remain the same for all Notes
                                        subsequently issued upon transfer,
                                        exchange or substitution of an original
                                        Note regardless of their dates of
                                        authentication.

Maturities:                             Each Note will mature on a date nine
                                        months or more from its Original Issue
                                        Date (the "Stated Maturity Date")
                                        selected by the investor or other
                                        purchaser and agreed to by the Company.

Registration:                           Unless  otherwise provided in the
                                        applicable Pricing Supplement, Notes
                                        will be issued only in fully registered
                                        form.

Denominations:                          Unless otherwise provided in the
                                        applicable Pricing Supplement, the
                                        Notes, except for Notes denominated in a Specified Currency other than U.S.
                                        dollars, shall be issued only in
                                        denominations of $25 or $1,000, as
                                        specified in the applicable Pricing
                                        Supplement, and any integral multiple of such denominations in excess thereof.
                                        Notes denominated in a Specified
                                        Currency other than U.S. dollars will be issued in equivalent denominations, as determined by reference to the Market
                                        Exchange Rate on the Business Day
                                        immediately preceding the date of
                                        issuance unless otherwise specified in
                                        the applicable Pricing Supplement.

Base Rates applicable
  to Floating Rate
  Notes: Unless otherwise provided in the applicable Pricing Supplement, Floating Rate Notes will bear interest at a rate or rates determined by reference to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, LIBOR, the Prime Rate, the Treasury Rate, or such other Base Rate or formula as may be set forth in applicable Pricing Supplement, or by reference to two or more such rates, as adjusted by the Spread and/or Spread Multiplier, if any, applicable to such Floating Rate Notes.

Redemption/Repayment:                   The Notes will be subject to redemption
                                        by the Company in accordance with the
                                        terms of the Notes, which will be fixed
                                        at the time of sale and set forth in the applicable Pricing Supplement. If no
                                        Initial Redemption Date is indicated
                                        with respect to a Note, such Note will
                                        not be redeemable prior to its Stated
                                        Maturity Date.

                                        The Notes will be subject to repayment
                                        at the option of the Holders thereof in
                                        accordance with the terms of the Notes,
                                        which will be fixed at the time of sale
                                        and set forth in the applicable Pricing
                                        Supplement. If no Optional Repayment
                                        Date is indicated with respect to a
                                        Note, such Note will not be repayable at the option of the Holder prior to its Stated Maturity Date.

Calculation of
  Interest:                             In case of Fixed Rate Notes, interest
                                        (including payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months.

                                        The interest rate on each Floating Rate
                                        Note will be calculated by reference to
                                        the specified Base Rate(s) plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any.

                                        Unless otherwise provided in the
                                        applicable Pricing Supplement, interest
                                        on each Floating Rate Note will be
                                        calculated by multiplying its principal
                                        amount by an accrued interest factor.
                                        Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which accrued interest is being accrued. Unless otherwise provided in the applicable Pricing Supplement, the interest factor for each such day is computed by dividing the interest rate applicable to such day by 360 if the CD Rate, Commercial

                                        Paper Rate, Federal Funds Rate, LIBOR
                                        (except for LIBOR Notes denominated in
                                        pounds sterling) or Prime Rate is an
                                        applicable Base Rate, by 365 in the case of LIBOR Notes denominated in pounds sterling if LIBOR is the applicable Base Rate, or by the actual number of days in the year if the CMT Rate or Treasury Rate is an applicable Base Rate. As provided in the applicable Pricing Supplement, the interest factor for Notes for which the interest rate is calculated with reference to two or more Base Rates will be calculated in each period in the same manner as if only the lowest, highest or average of the applicable Base Rates applied.

Interest:                               General.  Each Note will bear interest
                                        -------
                                        in accordance with its terms. Unless
                                        otherwise provided in theapplicable
                                        Pricing Supplement, interest on each
                                        Note will accrue from and including the
                                        Original Issue Date of such Note for the first interest period or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for all subsequent interest periods to but excluding applicable Interest Payment Date or the Stated Maturity Date or date of earlier redemption or repayment, as the case may be (the Stated Maturity Date or date of earlier redemption or repayment is referred to herein as the "Maturity
                                        Date" with respect to the principal
                                        repayable on such date).

                                        If an Interest Payment Date or the
                                        Maturity Date with respect to any Fixed
                                        Rate Note falls on a day that is not a
                                        Business Day (as defined below), the
                                        required payment to be made on such day
                                        need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after such day to the next succeeding Business Day. If an Interest Payment Date other than the Maturity Date with respect to any Floating Rate Note would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day, except that in the case of a Note for which LIBOR is an applicable Base Rate, if such Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day. If the Maturity Date with respect to any Floating Rate Note falls on a day that is not a Business Day, the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after the Maturity Date to the next succeeding Business Day.

                                        Unless otherwise provided in the
                                        applicable Pricing Supplement, "Business
                                        Day" means with respect to any Note, any day, other than a Saturday or Sunday, that is neither (a) a legal holiday nor
                                        (b) a day on which banking institutions
                                        are authorized or required by law,
                                        regulation or executive order to close
                                        in New York City; provided, however,
                                        that for Notes denominated in a
                                        Specified Currency other than United
                                        States dollars that day is also not a
                                        day on which commercial banking
                                        institutions are authorized or required
                                        by law, regulation or executive order to close in the Principal Financial Center of the country issuing the Specified Currency (or for Notes denominated in euros, that day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System, commonly referred to as "TARGET," is operating); provided, further, that with respect to a LIBOR Note, the day must also be a London Business Day.

                                        "London Business Day" means any day on
                                        which commercial banks are open for
                                        business (including for dealings in
                                        deposits in the relevant Index Currency) in London.

                                        "Principal Financial Center" means as
                                        applicable, the capital city of the
                                        country issuing the Specified Currency;
                                        or the capital city of the country to
                                        which the Index Currency relates;
                                        provided, however, that the Principal
                                        Financial Center will be New York City
                                        for United States dollars, Sydney for
                                        Australian dollars, Toronto for Canadian dollars, Johannesburg for South African rand and Zurich for Swiss francs.

                                        Regular Record Dates. Unless otherwise
                                        --------------------
                                        provided in the applicable Pricing
                                        Supplement, the "Regular Record Date"
                                        for a Note shall be the close of
                                        business on the fifteenth calendar day
                                        (whether or not a Business Day)
                                        preceding the applicable Interest
                                        Payment Date.

                                        Interest Payment Dates. Interest
                                        ----------------------
                                        payments will be made on each Interest
                                        Payment Date commencing with the first
                                        Interest Payment Date following the
                                        Original Issue Date; provided, however,
                                        the first payment of interest on any
                                        Note originally issued between a Regular
                                        Record Date and an Interest Payment Date will occur on the Interest Payment Date following the next succeeding Regular Record Date.

                                        Unless otherwise provided in the
                                        applicable Pricing Supplement, interest
                                        payments on Fixed Rate Notes will be
                                        made semiannually in arrears on May 1
                                        and November 1 of each year and on the
                                        Maturity Date, while interest payments
                                        on Floating Rate Notes will be made as
                                        specified in the applicable Pricing
                                        Supplement.

Acceptance and
  Rejection of Offers
  from Solicitation
  as Agents:                            If agreed upon by any Agent and the
                                        Company, then such Agent acting solely
                                        as agent for the Company and not as
                                        principal will solicit purchases of the
                                        Notes. Each Agent will communicate to
                                        the Company, orally or in writing, each
                                        reasonable offer to purchase Notes
                                        solicited by such Agent on an agency
                                        basis, other than those offers rejected
                                        by such Agent. Each Agent has the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be a breach of such Agent's agreement contained in the Distribution Agreement. The Company has the sole right to accept or reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not a breach of the Company's agreement contained in the Distribution Agreement.
                                        Each Agent has agreed to make best
                                        efforts to assist the Company in
                                        obtaining performance by each purchaser
                                        whose offer to purchase Notes has been
                                        solicited by such Agent and accepted by
                                        the Company.

Preparation of
  Pricing Supplement:                   If any offer to purchase a Note is
                                        accepted by the Company, the Company
                                        will promptly prepare a Pricing
                                        Supplement reflecting the terms of such
                                        Note. Information to be included in the
                                        Pricing Supplement shall include:

                                        1. the name of the Company;

                                        2. the title of the Notes;

                                        3. the date of the Pricing Supplement
                                           and the date of the Prospectus to
                                           which the Pricing Supplement relates;

                                        4. the name of the Offering Agent (as
                                           defined below);

                                        5.  whether such Notes are being sold to
                                            the Offering Agent as principal or
                                            to an investor or other purchaser
                                            through the Offering Agent acting as
                                            agent for the Company;

                                        6.  with respect to Notes sold to the
                                            Offering Agent as principal, whether
                                            such Notes will be resold by the
                                            Offering Agent to investors and
                                            other purchasers at (i) a fixed
                                            public offering price of a specified
                                            percentage of their principal amount
                                            or (ii) at varying prices related to
                                            prevailing market prices at the time
                                            of resale to be determined by the
                                            Offering Agent;

                                        7.  with respect to Notes sold to an
                                            investor or other purchaser through
                                            the Offering Agent acting as agent
                                            for the Company, whether such Notes
                                            will be sold at (i) 100% of their
                                            principal amount or (ii) a specified
                                            percentage of their principal
                                            amount;

                                        8.  the Offering Agent's discount or
                                            commission;

                                        9.  the net proceeds to the Company;

                                        10. the Principal Amount, Specified
                                            Currency, Original Issue Date,
                                            Stated Maturity Date, Interest
                                            Payment Date(s), Authorized
                                            Denomination, Initial Redemption
                                            Date, if any, Initial Redemption
                                            Percentage, if any, Annual
                                            Redemption Percentage Reduction, if
                                            any, Optional Repayment Date(s), if
                                            any, Exchange Rate Agent, if any,
                                            Default Rate, if any, and, in the
                                            case of Fixed Rate Notes, the
                                            Interest Rate, and whether such
                                            Fixed Rate Note is an Original Issue
                                            Discount Note (and, if so, the Issue
                                            Price), and, in the case of Floating
                                            Rate Notes, the Interest Category,
                                            the Base Rate or Bases, the Day
                                            Count Convention, Index Maturity (if
                                            applicable), Initial Interest Rate,
                                            if any, Maximum Interest Rate, if
                                            any, Minimum Interest Rate, if any,
                                            Initial Interest Reset Date,
                                            Interest Reset Dates, Spread and/or
                                            Spread Multiplier, if any, and
                                            Calculation Agent; and

                                        11. any other additional provisions of
                                            the Notes material to investors or
                                            other purchasers of the Notes not
                                            otherwise specified in the
                                            Prospectus.

                                        The Company shall use its best efforts
                                        to send such Pricing Supplement by
                                        email, facsimile or overnight express
                                        (for delivery by the close of business
                                        on the applicable trade date, but in no
                                        event later than 11:00 a.m. New York
                                        City time, on
                                        the Business Day following the
                                        applicable trade date) to the Agent
                                        which made or presented the offer to
                                        purchase the applicable Note (in such
                                        capacity, the "Offering Agent") and the
                                        Trustee at the following applicable
                                        address: if to:

                                         Barclays, to:
                                         Barclays Capital Inc.
                                         222 Broadway
                                         New York, New York 10038
                                         Attn: Annie Hsu, 10/th/ Floor
                                                Telephone: (212)412-2947
                                                Facsimile: (212)412-1081

                                         JPMorgan, to:
                                         J.P. Morgan Securities Inc.
                                         270 Park Avenue
                                         8th Floor
                                         New York, New York  10017
                                         Attn:  Medium-Term Note Desk
                                                Telephone: (212)834-4421
                                                Facsimile: (212)834-6081

                                         Lehman Brothers Inc.
                                         745 Seventh Avenue
                                         New York, New York  10019
                                         Attn:  Medium Term Note Desk
                                                Telephone: (212)526-9664
                                                Facsimile: (212)526-0943
                                         With a copy to:
                                         ADP Prospectus Services
                                         For Lehman Brothers Inc.
                                         1155 Long Island Avenue
                                         Edgewood, New York 11717
                                         Attention: Client Services Desk
                                                 Facsimile: (631)254-7268

                                         Merrill Lynch, to:
                                         Merrill Lynch & Co.
                                         Merrill Lynch Production Technologies
                                         4 Corporate Place
                                         Piscataway, New Jersey 08854
                                               Attn: Prospectus Operations/Diane
                                                     Waller
                                               Telephone: (732)878-6536
                                               Facsimile: (732)878-6481/6547
                                               Email: mtnsuppl@na2.us.ml.com

                                         Morgan Stanley, to:
                                         Morgan Stanley & Co. Incorporated
                                         1585 Broadway
                                         New York, New York  10036
                                         Attn:  Medium-Term Note Trading Desk
                                                Telephone: (212)761-1248
                                                Facsimile: (212)761-8846

                                         Salomon Smith Barney, to:
                                         Salomon Smith Barney Inc.
                                         Attn:  Annabelle Avila
                                         Brooklyn Army Terminal
                                         140 58/th/ Street, 8/th/ Floor
                                         Brooklyn, New York 11220
                                                  Telephone: (718)765-6725
                                                  Facsimile: (718)765-6734

                                        and if to the Trustee, to:
                                        Bank One Trust Company, National
                                        Association
                                        153 West 51/st/ Street
                                        New York, New York 10019

                                        and to:
                                        Troutman Sanders LLP
                                        1111 East Main Street
                                        Richmond, Virginia 23219
                                        Attention: F. Claiborne Johnston, Jr.,
                                                   Esquire
                                        Telephone: (804)697-1214
                                        Facsimile: (804)697-1339

                                        In each instance that a Pricing
                                        Supplement is prepared, the Offering
                                        Agent will provide a copy of such
                                        Pricing Supplement to each investor or
                                        purchaser of the relevant Notes or its
                                        agent. Pursuant to Rule 434 ("Rule 434") of the Securities Act of 1933, as amended, the Pricing Supplement may be delivered separately from the
                                        Prospectus. Outdated Pricing Supplements
                                        (other than those retained for files)
                                        will be destroyed.

Settlement:                             The receipt of immediately available
                                        funds by the Company in payment for a
                                        Note and the authentication and delivery of such Note shall, with respect to such Note, constitute "settlement". Offers accepted by the Company will be settled in three Business Days, or at such time as the purchaser, the applicable Agent and the Company shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement Procedure Timetable" with respect to Global Notes and

                                        Certificated Notes, respectively (each
                                        such date fixed for settlement is
                                        hereinafter referred to as a "Settlement
                                        Date"). If procedures A and B of the
                                        applicable Settlement Procedures with
                                        respect to a particular offer are not
                                        completed on or before the time set
                                        forth under the applicable "Settlement
                                        Procedures Timetable", such offer shall
                                        not be settled until the Business Day
                                        following the completion of settlement
                                        procedures A and B or such later date as the purchaser and the Company shall agree.

                                        The foregoing settlement procedures may
                                        be modified with respect to any purchase of Notes by an Agent as principal if so agreed by the Company and such Agent.

Procedure for Changing
  Rates or Other
  Variable Terms:                       When a decision has been reached to
                                        change the interest rate or any other
                                        variable term on any Notes being sold by the Company, the Company will promptly advise the Agents and the Trustee by facsimile transmission and the Agents will forthwith suspend solicitation of offers to purchase such Notes. The
                                        Agents will telephone: the Company with
                                        recommendations as to the changed
                                        interest rates or other variable terms.
                                        At such time as the Company notifies the Agents and the Trustee of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time, only "indications of interest" may be recorded. Immediately after acceptance by the Company of an offer to purchase Notes at a new interest rate or new variable term, the Company, the Offering Agent and the Trustee shall follow the procedures set forth under the applicable "Settlement
                                        Procedures".

Suspension of Solicitation;
  Amendment or
  Supplement:                           The Company may instruct the Agents to
                                        suspend solicitation of offers to
                                        purchase Notes at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised the Agents that solicitation of offers to purchase may be resumed. If the Company decides to amend or supplement the Registration Statement or the Prospectus
                                        (other than to establish or change
                                        interest rates or formulas, maturities,
                                        prices or other similar variable terms
                                        with respect to the Notes), it will
                                        promptly advise the Agents and will
                                        furnish the Agents and their counsel
                                        with copies of the proposed
                    amendment or supplement. Copies of such amendment or supplement will be delivered or mailed to the Agents, their counsel and the Trustee in quantities which such parties may reasonably request at the following respective addresses: if to

                    Barclays, to:
                    Barclays Capital Inc.
                    222 Broadway
                    New York, New York  10038
                    Attn:  Annie Hsu, 10/th/ Floor
                             Telephone:  (212) 412-2947
                             Facsimile:  (212) 412-1081

                    JPMorgan, to:
                    J.P. Morgan Securities Inc.
                    270 Park Avenue
                    7th Floor
                    New York, New York  10017
                    Attn:    Transaction Execution Group
                             Telephone:  (212) 834-5710
                             Facsimile:  (212) 834-6702

                    Lehman Brothers, to:
                    Lehman Brothers Inc.
                    745 Seventh Avenue
                    New York, New York  10019
                    Attn:    Medium Term Note Desk
                             Telephone:  (212) 526-9664
                             Facsimile:  (212) 526-0943

                    Merrill Lynch, to:
                    Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated
                    4 World Financial Center, Floor 15
                    New York, New York  10080
                    Attn:    Mr. Scott Primrose
                             Telephone:  (212) 449-7476
                             Facsimile:  (212) 449-2234

                    Morgan Stanley, to:
                    Morgan Stanley & Co. Incorporated
                    1585 Broadway
                    New York, New York  10036
                    Attn:    Medium-Term Note Trading Desk
                             Telephone:  (212) 761-1248
                             Facsimile:  (212) 761-8846

                                Salomon Smith Barney, to:
                                Salomon Smith Barney Inc.
                                Medium-Term Note Department
                                388 Greenwich Street
                                New York, New York  10013
                                         Telephone:  (212) 816-5381
                                         Facsimile:  (212) 816-0949

                                and if to the Trustee, to:
                                Bank One Trust Company, National Association
                                153 West 51/st/ Street
                                New York, New York  10019
                                Attention: Institutional Trust Services
                                Telephone:   (212) 946-7867
                                Facsimile:   (212) 946-8159
                                and to:

                                Troutman Sanders LLP
                                1111 East Main Street
                                Richmond, Virginia  23219
                                Attention:  F. Claiborne Johnston, Jr., Esquire
                                Telephone:  (804) 697-1214
                                Facsimile:  (804) 697-1339

                                In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Company which have not been settled, the Company will promptly advise the Offering Agent and the Trustee whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus
  and applicable
  Pricing Supplement:           A copy of the most recent Prospectus and the
                                applicable Pricing Supplement, which pursuant to Rule 434 may be delivered separately from the Prospectus, must accompany or precede the earlier of (a) the written confirmation of a sale sent to an investor or other purchaser or its agent and (b) the delivery of Notes to an investor or other purchaser or its agent.

Authenticity of
  Signatures:                           The Agents will have no obligation or
                                        liability to the Company or the Trustee
                                        in respect of the authenticity of the
                                        signature of any officer, employee or
                                        agent of the Company or the Trustee on
                                        any Note.

Documents Incorporated
  by Reference:                         The Company shall supply the Agents with
                                        an adequate supply of all documents
                                        incorporated by reference in the
                                        Registration Statement and the
                                        Prospectus.

             PART II: PROCEDURES FOR NOTES ISSUED IN BOOK-ENTRY FORM

     In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, Bank One Trust Company, National Association ("Bank One") will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and Bank One to DTC, dated May 22, 2002, and a Certificate Agreement, dated May 26, 1989, between Bank One and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                               All Fixed Rate Notes issued in
                                        book-entry form having the same Original
                                        Issue Date, Specified Currency, Interest
                                        Rate, Default Rate, Interest Payment
                                        Dates, redemption and/or repayment
                                        terms, if any, and Stated Maturity Date
                                        (collectively, the "Fixed Rate Terms")
                                        will be represented initially by a
                                        single Global Note; and all Floating
                                        Rate Notes issued in book-entry form
                                        having the same Original Issue Date,
                                        Specified Currency, Interest Category,
                                        formula for the calculation of interest
                                        (including the Base Rate or Bases, which may be the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds
                                        Rate, LIBOR, the Prime Rate or the
                                        Treasury Rate or any other Base Rate or
                                        formula, and Spread and/or Spread
                                        Multiplier, if any), Day Count
                                        Convention, Initial Interest Rate,
                                        Default Rate, Index Maturity (if
                                        applicable), Minimum Interest Rate, if
                                        any, Maximum Interest Rate, if any,
                                        redemption and/or repayment terms, if
                                        any, Interest Payment Dates, Initial
                                        Interest Reset Date, Interest Reset
                                        Dates and Stated Maturity Date
                                        (collectively, the "Floating Rate
                                        Terms") will be represented initially by a single Global Note.

                                        For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

                                        Owners of beneficial interests in Global
                                        Notes will be entitled to physical
                                        delivery of Certificated Notes equal in
                                        principal amount to their respective
                                        beneficial interests only upon certain
                                        limited circumstances described in the
                                        Prospectus.

Identification:                         The Company has arranged  with the CUSIP
                                        Service Bureau of Standard & Poor's
                                        Corporation (the "CUSIP Service Bureau") for the reservation of one series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers which have been reserved for and relating to Global Notes and the Company has delivered to each of Bank One and DTC such list of such CUSIP numbers. The
                                        Company will assign CUSIP numbers to
                                        Global Notes as described below under
                                        Settlement Procedure B. DTC will notify
                                        the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Notes. Bank One will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global
                                        Notes, and, if it deems necessary, the
                                        Company will reserve and obtain
                                        additional CUSIP numbers for assignment
                                        to Global Notes. Upon obtaining such
                                        additional CUSIP numbers, the Company
                                        will deliver a list of such additional
                                        numbers to Bank One and DTC. Notes
                                        issued in book-entry form in excess of
                                        $400,000,000 (or the equivalent thereof
                                        in one or more foreign or composite
                                        currencies) aggregate principal amount
                                        and otherwise required to be represented by the same Global Note will instead be represented by two or more Global Notes which shall all be assigned the same
                                        CUSIP number.

Registration:                           Unless otherwise specified by DTC, each
                                        Global Note will be registered in the
                                        name of Cede & Co., as nominee for DTC,
                                        on the register maintained by Bank One
                                        under the Indenture. The beneficial
                                        owner of a Note issued in book-entry
                                        form (i.e., an owner of a beneficial
                                              ---
                                        interest in a Global Note) (or one or
                                        more indirect participants in DTC
                                        designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such
                                        Participants, a credit balance with
                                        respect to such Note issued in
                                        book-entry form in the account of such
                                        Participants. The ownership interest of
                                        such beneficial owner in such Note
                                        issued in book-entry form will be
                                        recorded through the records of such
                                        Participants or through the separate
                                        records of such Participants and one or
                                        more indirect participants in DTC.

Transfers:                              Transfers of beneficial ownership
                                        interests in a Global Note will be
                                        accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Global Note.

Exchanges:                              Bank One may deliver to DTC and the
                                        CUSIP Service Bureau at any time a
                                        written notice specifying (a) the CUSIP
                                        numbers
                                        of two or more Global Notes outstanding
                                        on such date that represent Global Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be (other than Original Issue Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Global Notes shall be exchanged for a single replacement
                                        Global Note; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global
                                        Note. Upon receipt of such a notice, DTC will send to its Participants (including
                                        Bank One) a written reorganization
                                        notice to the effect that such exchange
                                        will occur on such date. Prior to the
                                        specified exchange date, Bank One will
                                        deliver to the CUSIP Service Bureau
                                        written notice setting forth such
                                        exchange date and the new CUSIP number
                                        and stating that, as of such exchange
                                        date, the CUSIP numbers of the Global
                                        Notes to be exchanged will no longer be
                                        valid. On the specified exchange date,
                                        Bank One will exchange such Global Notes for a single Global Note bearing the new
                                        CUSIP number and the CUSIP numbers of
                                        the exchanged Notes will, in accordance
                                        with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.
                                        Notwithstanding the foregoing, if the
                                        Global Notes to be exchanged exceed
                                        $400,000,000 (or the equivalent thereof
                                        in one or more foreign or composite
                                        currencies) in aggregate principal
                                        amount, one replacement Note will be
                                        authenticated and issued to represent
                                        each $400,000,000 (or the equivalent
                                        thereof in one or more foreign or
                                        composite currencies) in aggregate
                                        principal amount of the exchanged Global
                                        Notes and an additional Global Note or
                                        Notes will be authenticated and issued
                                        to represent any remaining principal
                                        amount of such Global Notes (See
                                        "Denominations" below).

Denominations:                          Unless otherwise provided in the
                                        applicable Pricing Supplement, Notes
                                        issued in book-entry form will be issued in denominations of $25 or $1,000 and integral multiples of such denominations in excess thereof. Global Notes will not be denominated in excess of $400,000,000
                                        (or the equivalent thereof in one or
                                        more foreign or composite currencies)
                                        aggregate principal amount. If one or
                                        more Notes are issued in book-entry form in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount and would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount of such Notes issued in book-entry form and an additional Global Note or Notes will be issued to represent any remaining aggregate principal amount of such Note or Notes issued in book-entry form. In such a case, each of the Global Notes representing Notes issued in book-entry form shall be assigned the same CUSIP number.

Payments of Principal
  and Interest:                         Payments of Interest Only. Promptly
                                        -------------------------
                                        after each Regular Record Date, Bank One will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following
                                        Interest Payment Date (other than an
                                        Interest Payment Date coinciding with
                                        the Maturity Date) and the total of such amounts, to the extent then ascertainable. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. On such
                                        Interest Payment Date, the Company will
                                        pay to Bank One in immediately available funds an amount sufficient to pay the interest then due and owing on the Global Notes, and upon receipt of such funds from the Company, Bank One in turn will pay to DTC such total amount of interest due on such Global Notes (other than on the Maturity Date) which is payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment". Bank One shall make payment of that amount of interest due and owing on any Global Notes that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                                        Notice of Interest Rates. Promptly after
                                        ------------------------
                                        each Interest Determination Date or
                                        Calculation Date, as the case may be,
                                        for Floating Rate Notes issued in
                                        book-entry form, Bank One will notify
                                        each of Moody's Investors Service, Inc.
                                        and Standard & Poor's Corporation of the interest rates determined as of such Interest Determination Date.

                                        Payments at Maturity. On or about the
                                        --------------------
                                        first Business Day of each month, Bank
                                        One will deliver to the Company and DTC
                                        a written list of principal, premium, if any, and interest to be paid on each Global Note maturing or otherwise becoming due in the following month, to the extent then ascertainable. Bank One, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to Bank One in immediately available funds an amount sufficient to make the required payments, and upon receipt of such funds Bank One in turn will pay to DTC the principal amount of Global Notes, together with premium, if any, and interest due on the Maturity Date, which are payable in U.S. dollars, at the times and in the manner set forth below under "Manner of Payment". Bank One shall make payment of the principal, premium, if any, and interest to be paid on the Maturity Date of each Global Note that Participants have elected to receive in foreign or composite currencies directly to such
                                        Participants. Promptly after (i) payment to DTC of the principal, premium, if any, and interest due on the Maturity Date of such Global Note which are payable in U.S. dollars and (ii) payment of the principal, premium, if any, and interest due on the Maturity Date of such Global Note to those Participants who have elected to receive such payments in foreign or composite currencies, the Trustee will cancel such Global Note and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will deliver to the Company a written statement indicating the total principal amount of outstanding Global Notes as of the close of business on the immediately preceding Business Day.

                                        Manner of Payment. The total amount of
                                        -----------------
                                        any principal, premium, if any, and
                                        interest due on Global Notes on any
                                        Interest Payment Date or the Maturity
                                        Date, as the case may be, which is
                                        payable in U.S. dollars shall be paid by the Company to Bank One in funds available for use by Bank One no later than 10:00 a.m., New York City time, on such date. The Company will make such payment on such Global Notes to an account specified by Bank One. Upon receipt of such funds, Bank One will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment in U.S. dollars of principal, premium, if any, and interest due on Global Notes on such date. Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the beneficial interests in such Global Notes are recorded in the book-entry system maintained by DTC. Neither the Company nor Bank One shall have any responsibility or liability for the payment in U.S. dollars by

                                        DTC of the principal of, or premium, if
                                        any, or interest on, the Global Notes.
                                        Bank One shall make all payments of
                                        principal, premium, if any, and interest on each Global Note that Participants have elected to receive in foreign or composite currencies directly to such Participants.

                                        Withholding Taxes. The amount of any
                                        -----------------
                                        taxes required under applicable law to
                                        be withheld from any interest payment on a Global Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Global Note.

Settlement
  Procedures:                           Settlement Procedures with regard to
                                        each Note in book-entry form sold by an
                                        Agent, as agent of the Company, or
                                        purchased by an Agent, as principal,
                                        will be as follows:

                                        A. The Offering Agent will advise the
                                           Company by telephone:, confirmed by
                                           facsimile, of the following
                                           settlement information:

                                               1.  Principal amount, Authorized
                                                   Denomination, and Specified
                                                   Currency.

                                               2.  Exchange Rate Agent, if any.

                                               3.  (a) Fixed Rate Notes:

                                                           (i)    Interest Rate.

                                                           (ii)   Interest
                                                                  Payment Dates.

                                                           (iii)  Whether such
                                                                  Note is being
                                                                  issued with
                                                                  Original Issue
                                                                  Discount and,
                                                                  if, so the
                                                                  terms thereof.

                                                   (b) Floating Rate Notes:

                                                           (i)    Interest
                                                                  Category.

                                                           (ii)   Base Rate(s).

                                                           (iii)  Initial
                                                                  Interest Rate.

                                                 (iv)    Spread and/or Spread
                                                         Multiplier, if any.

                                                 (v)     Initial Interest Reset
                                                         Date or Interest Reset
                                                         Dates.

                                                 (vi)    Interest Payment Dates.

                                                 (vii)   Index Maturity, if any.

                                                 (viii)  Maximum  and/or Minimum
                                                         Interest Rates, if any.

                                                 (ix)    Day Count Convention.

                                                 (x)     Calculation Agent.

                                 4.     Price to public, if any, of such Note
                                        (or whether such Note is being offered
                                        at varying prices relating to prevailing market prices at time of resale as determined by the Offering Agent).

                                 5.     Trade Date.

                                 6.     Settlement Date (Original Issue Date).

                                 7.     Stated Maturity Date.

                                 8.     Redemption provisions, if any.

                                 9.     Repayment provisions, if any.

                                 10.    Default Rate, if any.

                                 11.    Net proceeds to the Company.

                                 12.    The Offering Agent's discount or
                                        commission.

                                 13. Whether such Note is being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Company.

                                 14.    Such other information specified with
                                        respect to such Note (whether by
                                        Addendum or otherwise).

                                        B.     The Company will assign a CUSIP
                                               number to the Global Note
                                               representing such Note and then
                                               advise the Trustee by facsimile
                                               transmission or other electronic
                                               transmission (promptly confirmed
                                               in writing) of the above
                                               settlement information received
                                               from the Offering Agent, such
                                               CUSIP number and the name of the
                                               Offering Agent. The Company will
                                               also advise the Offering Agent of
                                               the CUSIP number assigned to the
                                               Global Note.

                                        C.     Bank One will communicate to DTC
                                               and the Offering Agent through
                                               DTC's Participant Terminal System
                                               a pending deposit message
                                               specifying the following
                                               settlement information:

                                               1.     The information set forth
                                                      in the Settlement
                                                      Procedure A.

                                               2.     Identification numbers of
                                                      the participant accounts
                                                      maintained by DTC on
                                                      behalf of Bank One and the
                                                      Offering Agent.

                                               3.     Identification of the
                                                      Global Note as a Fixed
                                                      Rate Global Note or
                                                      Floating  Rate Global
                                                      Note.

                                               4.     Initial Interest Payment
                                                      Date for such Note, number
                                                      of days by which such date
                                                      succeeds the related
                                                      record date for DTC
                                                      purposes (or, in the case
                                                      of Floating Rate Notes
                                                      which reset daily or
                                                      weekly, the date five
                                                      calendar days preceding
                                                      the Interest Payment Date)
                                                      and, if then calculable,
                                                      the amount of interest
                                                      payable on such Interest
                                                      Payment Date (which amount
                                                      shall have been confirmed
                                                      by Bank One).

                                               5.     CUSIP number of the Global
                                                      Note representing such
                                                      Note.

                                               6.     Whether such Global Note
                                                      represents any other Notes
                                                      issued or to be issued in
                                                      book-entry form.

                                                     DTC will arrange for each
                                               pending deposit message described
                                               above to be transmitted to
                                               Standard & Poor's Corporation,
                                               which will use the information in
                                               the message to include certain
                                               terms of the related Global Note
                                               in the appropriate daily bond
                                               report published by Standard &
                                               Poor's Corporation.

                                        D.     The Trustee will complete and
                                               authenticate the Global Note
                                               representing such Note.

                                        E.     DTC will credit such Note to the
                                               participant account of Bank One
                                               maintained by DTC.

                                        F.     Bank One will enter an SDFS
                                               deliver order through DTC's
                                               Participant Terminal System
                                               instructing DTC (i) to debit such
                                               Note to Bank One's participant
                                               account and credit such Note to
                                               the participant account of the
                                               Offering Agent maintained by DTC
                                               and (ii) to debit the settlement
                                               account of the Offering Agent and
                                               credit the settlement account of
                                               Bank One maintained by DTC, in an
                                               amount equal to the price of such
                                               Note less such Offering Agent's
                                               discount or underwriting
                                               commission, as applicable. Any
                                               entry of such a deliver order
                                               shall be deemed to constitute a
                                               representation and warranty by
                                               the Trustee to DTC that (i) the
                                               Global Note representing such
                                               Note has been issued and
                                               authenticated and (ii) Bank One
                                               is holding such Global Note
                                               pursuant to the Certificate
                                               Agreement.

                                        G.     In the case of Notes in
                                               book-entry form sold through the
                                               Offering Agent, as agent, the
                                               Offering Agent will enter an SDFS
                                               deliver order through DTC's
                                               Participant Terminal System
                                               instructing DTC (i) to debit such
                                               Note to the Offering Agent's
                                               participant account and credit
                                               such Note to the participant
                                               account of the Participants
                                               maintained by DTC and (ii) to
                                               debit the settlement accounts of
                                               such Participants and credit the
                                               settlement account of the
                                               Offering Agent maintained by DTC
                                               in an amount equal to the initial
                                               public offering price of such
                                               Note.

                                        H.     Transfers of funds in accordance
                                               with SDFS deliver orders
                                               described in Settlement
                                               Procedures F and G will be
                                               settled in accordance with SDFS
                                               operating procedures in effect on
                                               the Settlement Date.

                                        I.     Upon receipt, Bank One will pay
                                               the Company, by wire transfer of
                                               immediately available funds to an
                                               account specified by the Company
                                               to Bank One from time to time,
                                               the amount transferred to Bank
                                               One in accordance with Settlement
                                               Procedure F.

                                        J.     Bank One will send a copy of the
                                               Global Note by first class mail
                                               to the Company together with a
                                               statement setting forth the
                                               principal amount of Notes
                                               Outstanding as of the related
                                               Settlement Date after giving
                                               effect to such transaction and
                                               all other offers to purchase
                                               Notes of which the Company has
                                               advised Bank One but which have
                                               not yet been settled.

                                        K.     If such Note was sold through the
                                               Offering Agent, as agent, the
                                               Offering Agent will confirm the
                                               purchase of such Note to the
                                               investor or other purchaser
                                               either by transmitting to the
                                               Participant with respect to such
                                               Note a confirmation order through
                                               DTC's Participant Terminal System
                                               or by mailing a written
                                               confirmation to such investor or
                                               other purchaser.

Settlement Procedures
  Timetable:                            For offers to purchase Notes accepted by
                                        the Company, Settlement Procedures A
                                        through K set forth above shall be
                                        completed as soon as possible following
                                        the trade but not later than the
                                        respective times (New York City time)
                                        set forth below:

                                        Settlement
                                         Procedure                              Time
                                        ----------                              ----
                                            A                       11:00 a.m. on the trade date or
                                                                    within one hour following the trade

                                            B                       12:00 noon on the trade date or
                                                                    within one hour following the trade

                                            C                       No later than the close of business on
                                                                    the trade date

                                            D                       9:00 a.m. on Settlement Date

                                            E                       10:00 a.m. on Settlement Date

                                            F-G                     No later than 2:00 p.m. on
                                                                    Settlement Date

                                            H                       4:00 p.m. on Settlement Date

                                            I-K                     5:00 p.m. on Settlement Date

                                        Settlement Procedure H is subject to
                                        extension in accordance with any
                                        extension of Fedwire closing deadlines
                                        and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                        If settlement of a Note issued in
                                        book-entry form is rescheduled or
                                        canceled, Bank One will deliver to DTC,
                                        through DTC's Participant Terminal
                                        System, a cancellation message to such
                                        effect by no later than 5:00 p.m., New
                                        York City time, on the Business Day
                                        immediately preceding the scheduled
                                        Settlement Date.

Failure to Settle:                      If Bank One fails to enter an SDFS
                                        deliver order with respect to a Note
                                        issued in book-entry form pursuant to
                                        Settlement Procedure F, Bank One may
                                        deliver to DTC, through DTC's
                                        Participant Terminal System, as soon as
                                        practicable a withdrawal message
                                        instructing DTC to debit such Note to
                                        the participant account of Bank One
                                        maintained at DTC. DTC will process the
                                        withdrawal message, provided that such
                                        participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Global Note, the Trustee will mark such Global Note "canceled", make appropriate entries in its records and send certification of cancellation of such canceled Global Note to the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.
                                        If withdrawal messages are processed
                                        with respect to a portion of the Notes
                                        represented by a Global Note, the
                                        Trustee will exchange such Global Note
                                        for two Global Notes, one of which shall represent the Global Notes for which withdrawal messages are processed and shall be canceled immediately after issuance and the other of which shall represent the other Notes previously represented by the surrendered Global
                                        Note and shall bear the CUSIP number of
                                        the surrendered Global Note.

                                        In the case of any Note in book-entry
                                        form sold through the Offering Agent, as agent, if the purchase price for any such Note is not timely paid to the Participants with respect thereto by the beneficial investor or other purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such investor or other purchaser), such Participants and, in turn, the related Offering Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures F and G, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Company.

                                        Notwithstanding the foregoing, upon any
                                        failure to settle with respect to a Note in book-entry form, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Global Note also representing other Notes, the Trustee will provide, in accordance with Settlement Procedure D, for the authentication and issuance of a Global Note representing such remaining Notes and will make appropriate entries in its records.

                   PART III: PROCEDURES FOR CERTIFICATED NOTES

Denominations:                    Unless otherwise provided in the applicable
                                  Pricing Supplement, the Certificated Notes will be issued in denominations of $25 or $1,000 and integral multiples of such denominations in excess thereof.

Payments of Principal,
  Premium, if any,
  and Interest:                   Upon presentment and delivery of the
                                  Certificated Note, the Trustee upon receipt of immediately available funds from the Company will pay the principal of, premium, if any, and interest on, each Certificated Note on the Maturity Date in immediately available funds.
                                  All interest payments on a Certificated Note, other than interest due on the Maturity Date, will be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register at the applicable Regular Record Date; provided, however, that Holders shall be entitled to receive such interest payments by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date.

                                  The Trustee will provide monthly to the
                                  Company a list of the principal, premium, if any, and interest to be paid on Certificated Notes maturing in the next succeeding month. The Trustee will be responsible for withholding taxes on interest paid as required by applicable law.

                                  Certificated Notes presented to the Trustee on the Maturity Date for payment will be canceled by the Trustee. All canceled Certificated Notes held by the Trustee shall be disposed of in accordance with its customary procedures, and the Trustee shall furnish to the Company a certificate with respect to such disposition.

Settlement
  Procedures:                     Settlement Procedures with regard to each
                                  Certificated Note purchased by an Agent, as principal, or through an Agent, as agent, shall be as follows:

                        A. The Offering Agent will advise the Company by telephone of the following Settlement information with regard to each Certificated Note:

                             1. Exact name in which the Certificated Note(s) is to be registered (the "Registered Owner").

                             2. Exact address or addresses of the Registered Owner for delivery, notices and payments of principal, premium, if any, and interest.

                             3.   Taxpayer identification number of the
                                  Registered Owner.

                             4. Principal amount, Authorized Denomination and Specified Currency.

                             5.   Exchange Rate Agent, if any.

                             6.   (a)   Fixed Rate Notes:

                                        (i)    Interest Rate.

                                        (ii)   Interest Payment Dates.

                                        (iii)  Whether such Note is being issued
                                               with Original Issue Discount and,
                                               if so, the terms thereof.

                                  (b)   Floating Rate Notes:

                                        (i)    Interest Category.

                                        (ii)   Base Rate or Bases.

                                        (iii)  Initial Interest Rate.

                                        (iv)   Spread and/or Spread Multiplier,
                                               if any.

                                        (v)    Initial Interest Reset Date and
                                               Interest Reset Dates.

                                        (vi)   Interest Payment Dates.

                                          (vii)   Index Maturity, if any.

                                          (viii)  Maximum and/or Minimum
                                                  Interest Rates, if any.

                                          (ix)    Day Count Convention.

                                          (x)     Calculation Agent.

                             7. Price to public of such Certificated Note (or whether such Note is being offered at varying prices relating to prevailing market prices at time of resale as determined by the Offering Agent).

                             8.   Trade Date.

                             9.   Settlement Date (Original Issue Date).

                             10.  Stated Maturity Date.

                             11.  Redemption provisions, if any.

                             12.  Repayment provisions, if any.

                             13.  Default Rate, if any.

                             14.  Net proceeds to the Company.

                             15.  The Offering Agent's discount or commission.

                             16.  Whether such Note is being sold to the
                                  Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Company.

                             17. Such other information specified with respect to such Note (whether by Addendum or otherwise).

                        B. After receiving such settlement information from the Offering Agent, the Company will advise the Trustee of the above settlement information by facsimile transmission confirmed by telephone (and promptly confirmed in writing as well). The Company will cause the Trustee to issue, authenticate and deliver the Certificated Note.

                        C. The Trustee will complete the Certificated Note in the form approved by the Company and the Offering Agent, and will make three copies thereof (herein called "Stub 1", "Stub 2" and "Stub 3"):

                               1. Certificated Note with the Offering Agent's confirmation, if traded on a principal basis, or the Offering Agent's customer confirmation, if traded on an agency basis.

                               2.   Stub 1 for Trustee.

                               3.   Stub 2 for Offering Agent.

                               4.   Stub 3 for the Company.

                        D. With respect to each trade, the Trustee will deliver the Certificated Note and Stub 2 thereof to the Offering Agent at the following applicable address: if to

                               Barclays, to:
                               Bank of New York
                               1 Wall Street, 3/rd/ Floor
                               Window B
                               New York, New York 10005
                                        Acct:  BARCAP
                                        Acct #: 902378

                               JPMorgan, to:
                               J.P. Morgan Securities Inc.
                               1 Chase Plaza
                               Level 5B
                               New York, New York 10005
                               Attn:    Mr. Gary Saheed
                                        Telephone: (212) 552-5558
                                        Facsimile: (212) 552-5319

                               Lehman Brothers, to:
                               Lehman Brothers Inc.
                               745 7th Avenue
                               New York, New York 10019
                               Attn:    Medium Term Note Desk
                                        Telephone: (212) 526-9664
                                        Facsimile: (212) 526-0943

                                       Merrill Lynch, to:
                                       Merrill Lynch, Pierce, Fenner & Smith
                                                   Incorporated
                                       Merrill Lynch Money Markets Clearance
                                       55 Water Street, Third Floor Plaza Level
                                       DTC New York Window
                                       New York, New York  10041
                                                Attn:  Morna Noel
                                                       Telephone: (212) 855-2403
                                                       Facsimile: (212) 855-2457

                                       Morgan Stanley, to:
                                       Bank of New York
                                       Dealer Clearance Department
                                       1 Wall Street, 3/rd/ Floor
                                       Window 3B
                                       New York, New York  10005
                                       Attn:   For the Account of
                                               Morgan Stanley & Co. Incorporated

                                       Salomon Smith Barney, to:
                                       New York Window
                                       The Depository Trust Company
                                       Mezzanine Level, 3/rd/ Floor
                                       For the Account of SSB
                                       55 Water Street
                                       New York, New York  10001

                                       and the Trustee will keep Stub 1. The
                                       Offering Agent will acknowledge receipt
                                       of the Certificated Note through a
                                       broker's receipt and will keep Stub 2.
                                       Delivery of the Certificated Note will be made only against such acknowledgment of receipt. Upon determination that the Certificated Note has been authorized, delivered and completed as aforementioned, the Offering Agent will wire the net proceeds of the Certificated Note after deduction of its applicable commission to the Company pursuant to standard wire instructions given by the Company.

                                E. In the case of a Certificated Note sold through the Offering Agent, as agent, the Offering Agent will deliver such Certificated Note (with the confirmation) to the purchaser against payment in immediately available funds.

                             F.    The Trustee will send Stub 3 to the Company.

Settlement
  Procedures
  Timetable:                 For offers to purchase Certificated Notes accepted
                             by the Company, Settlement Procedures A through F set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:


                             Settlement
                             Procedure                   Time
                             ---------                   ----

                                 A           11:00 a.m. on the trade date or
                                             within one hour following the trade

                                 B           12:00 noon on the trade date or
                                             within one hour following the trade

                                 C-D         2:15 p.m. on Settlement Date

                                 E           3:00 p.m. on Settlement Date

                                 F           5:00 p.m. on Settlement Date

Failure to Settle:           In the case of Certificated Notes sold through the
                             Offering Agent, as agent, if an investor or other purchaser of a Certificated Note from the Company shall either fail to accept delivery of or make payment for such Certificated Note on the date fixed for settlement, the Offering Agent will forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return such Certificated Note to the Trustee.

                             The Trustee, upon receipt of such Certificated Note from the Offering Agent, will immediately advise the Company and the Company will promptly arrange to credit the account of the Offering Agent in an amount of immediately available funds equal to the amount previously paid to the Company by such Offering Agent in settlement for such Certificated Note. Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the Settlement Date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than failure by such Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will cancel and dispose of such Certificated Note in accordance with its customary procedures, make appropriate entries in its records to reflect the fact that such Certificated Note was never issued, and accordingly notify in writing the Company.